Supplement dated December 1, 2014
to the Statement of Additional Information (the "SAI"), as supplemented, dated June 23, 2014, for the following funds:
Fund
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio – Asset Allocation Fund
Columbia Variable Portfolio – Multi-Strategy Alternatives Fund
Columbia Variable Portfolio – Small Cap Value Fund
Columbia Variable Portfolio – Strategic Income Fund
Variable Portfolio – AQR Managed Futures Strategy Fund
Variable Portfolio – Goldman Sachs Commodity Strategy Fund
Variable Portfolio – Pyrford International Equity Fund
Effective December 1, 2014, the following section is added to the section of the SAI entitled “INVESTMENT MANAGEMENT AND OTHER SERVICES – Expense Limitations”:
Expense Reimbursement Arrangements
As disclosed in the Prospectuses, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described in the Prospectus), so that the net operating expenses of certain Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed specified annual rates (expense cap rates).
Effective December 1, 2014, the expense cap rates for the Funds listed above have changed. The expense cap rates for these Funds effective December 1, 2014 are as follows:
Fund	Class 1	Class 2
Columbia Variable Portfolio – Asset Allocation Fund	0.15%	0.40%
Columbia Variable Portfolio – Multi-Strategy Alternatives Fund	1.33%	1.58%
Columbia Variable Portfolio – Small Cap Value Fund	0.93%	1.18%
Columbia Variable Portfolio – Strategic Income Fund	0.69%	0.94%
Variable Portfolio – AQR Managed Futures Strategy Fund	2.26%	2.51%
Variable Portfolio – Goldman Sachs Commodity Strategy Fund	1.10%	1.35%
Variable Portfolio – Pyrford International Equity Fund	0.95%	1.20%
The other terms and conditions of these Funds' voluntary expense reimbursement arrangements, as described in the applicable Prospectus(es), remain the same. Any expense reimbursement arrangement described for any other Fund in its Prospectus(es) has not changed. These expense reimbursement arrangements may be revised or discontinued at any time.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-6512-12 A (12/14)